                                                                    EXHIBIT 10.6

[IMPERIAL BANK LOGO]

STARTER KIT LOAN AND SECURITY AGREEMENT

Borrower: Digital Impact, Inc.               Address: 1730 South Amphlett Blvd.
Date:   June 12, 1998                                 San Mateo, CA 94402

THIS LOAN AND SECURITY AGREEMENT ("Agreement") is made and entered into on the above date between IMPERIAL BANK ("Bank"), whose address is 226 Airport Parkway, San Jose,California 95110-1024, and the party(ies) name above (jointly and severally, "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. LOANS. Bank will make loans to Borrower (the "Loans") up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is continuing. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Bank. Bank may, in its discretion, charge Borrower's deposit accounts maintained with Bank for any amounts coming due under this Agreement.

2. SECURITY INTEREST. As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Bank (collectively, the "Obligations"), Borrower hereby grants Bank a continuing security interest in all of Borrower's right title and interest in and to any property excluding intellectual property now or hereafter described in an security agreement executed by Borrower to Bank as well as the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts", "general intangibles," "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing, provided, however, in no event shall this Agreement cover any intellectual property or any rights or interests therein, including any licenses or sublicenses.

3. REPRESENTATIONS AND AGREEMENTS OF BORROWER. Borrower represents to Bank as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

3.2 NAME: PLACES OF BUSINESS. The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Bank 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Bank at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

3.3 COLLATERAL. Bank has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment identified in existing filed or to be filed Financing Statements. Borrower will immediately advise Bank in writing of any material loss or damage to the Collateral.

3.4 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Bank have been, and will be prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Bank: (i) within 30 days after the end of each month, a monthly financial statement prepared by Borrower, and such other information as Bank shall reasonably request; (ii) within 120 days following the end of Borrower's Fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Bank and accompanied by the unqualified report thereon by said independent certified public accountants: and (iii) other financial information reasonably requested by Bank from time to time.

3.5 TAXES: COMPLIANCE WITH LAW. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions required by applicable law now or in the future owed by Borrower unless diligently contested in good faith in proper proceedings, proper reserves for tax liability are established in Borrower's financial statements according to GAAP, and a stay of enforcement is in effect with respect to lien arising from or securing the non-payment thereof. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

3.6 INSURANCE. Borrower will at all times adequately insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry. Bank will be designated as Loss Payee on all such insurance.

3.7 ACCESS TO COLLATERAL AND BOOKS AND RECORDS. At reasonable times but no more than twice annually (and at any time when an Event of Default exists), on one business day's notice, Bank, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records, provided that Bank shall keep all such information confidential except as required by law.

3.8 BANKING RELATIONSHIP AND OPERATING ACCOUNTS. Borrower shall maintain its primary operating deposit accounts with Bank. Borrower shall at all times maintain its primary banking relationship with Bank.

3.9 ADDITIONAL AGREEMENTS. Borrower shall not, without Bank's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Bank of any such stock sale;(ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower): or (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreements with Borrower.

4. TERM. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to
Bank: or (ii) by Bank at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Bank, nor shall any such termination relieve Borrower of any Obligation to Bank, until all of the Obligations have been paid and performed in full.

5. EVENTS OF DEFAULT AND REMEDIES. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Bank by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 15 business days after the date due; or (e) Dissolution, termination of existence, insolvency or business failure of Borrower or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which proceeding is not dismissed within sixty (60) days in the event of a proceeding commenced against Borrower; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Bank shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional five percent per annum, and exercise all rights and remedies recorded by applicable law. If any interest payment, principal payment or principal balance payment due from Borrower is delinquent ten or more days, Borrower agrees to pay Bank a late charge in the amount of 5% of the payment so due and unpaid, in addition to the payment; but nothing in this provision is to be construed as any obligation on the part of Bank to accept payment past due or less than the total unpaid principal balance after maturity. All payments shall be applied first to any late charges owing, then to interest and the remainder, if any, to principal.

6. GENERAL. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Bank and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Bank at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Bank's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Bank and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Bank. Borrower shall reimburse Bank for all reasonable attorney's fees and all other reasonable costs incurred by Bank, in connection with this Agreement (whether or not a lawsuit is filed) including any post petition bankruptcy activities. If Bank or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and reasonable attorney's fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Bank's prior written consent. This Agreement shall be governed by the laws of the State of California to the jurisdiction of whose courts Borrower hereby agrees to submit.

7. MUTUAL WAIVER OF JULY TRIAL. BORROWER AND BANK EACH HEREBY WAIVER THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF BANK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

8. REFERENCE PROCEEDINGS. a. Each controversy, dispute or claim ("Claim") between the parties arising out of or relating to this Agreement, which is not settled in writing within ten days after the "Claim Date" (defined as the date on which a party gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in Los Angeles, California in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any Claim, including whether such Claim is subject to the reference proceeding and the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court of Los Angeles (the "Court"). The referee shall be a retired Judge selected by mutual agreement of the parties, and if they cannot so agree within thirty days after the Claim Date, the referee shall be selected by the Presiding Judge of the Court. The referee shall be appointed to sit as a temporary judge, as authorized by law. The referee shall (a) be requested to set the matter for hearing within sixty
(60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall entered pursuant to CCP 644 in the Court. All discovery permitted by this Agreement shall be completed no later than fifteen
(15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and, request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties.

     b. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties expressly reserve the right to findings of fact, conclusions of law, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

          Borrower:

          Digital Impact, Inc.

          By: /s/ [Signature Illegible]
              --------------------------------------------------
              President or Vice President

          By: /s/ [Signature Illegible]
              --------------------------------------------------
              (Assistant) Secretary or Chief Financial Officer


          Bank:

          IMPERIAL BANK

          By: /s/ ANURAG CHANDRA
              --------------------------------------------------
              Assistant Vice President

[IMPERIAL BANK LOGO]

SCHEDULE TO
STARTER KIT LOAN AND SECURITY AGREEMENT (EQUIPMENT ADVANCES)

BORROWER: DIGITAL IMPACT, INC.

DATE:     JUNE 12, 1998

     This Schedule is an integral part of the Loan and Security Agreement between Imperial Bank (""Bank'') and the above-named Borrower of even date.

CREDIT LIMIT (EQUIPMENT)
(Section 1):           $350,000 (such amount to be funded under the aggregate
                       Credit Limit). At no time shall total equipment Advances exceed the Credit Limit. Equipment Advances will be made during two consecutive advance periods identified as Period (1) and Period (2).

                       Period (1) Equipment Advances will be made only on or prior to December 17, 1998 (the "Last Advance Date" for Period (1)) and Period (2) Equipment Advances will be made only during the period beginning December 18, 1998 and on or prior to June 17, 1999 (the "Last Advance
                       Date" for Period (2)), and in either case only for the purpose of purchasing equipment reasonably acceptable to Bank. Borrower must provide invoices for the equipment to Bank on or before the Last Advance Date for Period (1) and/or Period (2).

INTEREST RATE
(Section 1):           The rate equal to Bank's Prime Rate in effect from time
                       to time, plus .25% per annum during each advance period and prime plus .50 after each advance period has ended through maturity. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The Prime Rate shall be the rate announced from time to time by Bank as its "Prime Rate," as a base rate upon which other rates charged by Bank are based, and it is not necessarily the best rate available at Bank. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

MATURITY DATE
(Section 4):           After the Last Advance Date of Period (1) and/or the Last
                       Advance Date of Period (2), the unpaid principal balance of the Equipment Advances advanced during either period shall be repaid in 24 equal monthly installments of principal plus interest. The 24 equal monthly installments shall commence for Period (1) on December
                       18, 1998 and for Period (2) on June 18, 1999 and shall continue on the same day of each month thereafter until the entire unpaid principal balance of the Equipment
                       Advances and all accrued unpaid interest have been paid
                       (subject to Bank's right to accelerate the Equipment
                       Advances upon the occurrence and during the continuation of an Event of Default).


BORROWER:                               BANK:

DIGITAL IMPACT, INC.                    IMPERIAL BANK


By: /s/ WILLIAM C. PARK                  By: /s/ ANURAG CHANDRA
    -----------------------------            -------------------------
    PRESIDENT OR VICE PRESIDENT              ASSISTANT VICE PRESIDENT



By:
   -----------------------------

[IMPERIAL BANK LOGO]

MASTER SCHEDULE TO STARTER KIT LOAN AND SECURITY AGREEMENT

BORROWER:      DIGITAL IMPACT, INC.

DATE:          JUNE 12, 1998

     This Schedule is incorporated into and an integral part of the Starter Kit Loan and Security Agreement between Imperial bank ("Bank") and the above-named Borrower of even date.

CREDIT LIMIT (AGGREGATE)
(Section 1):                  $350,000 (includes, without limitation, Equipment,
                              if any)

INTEREST RATE (Section 1):    The rate equal to Bank's Prime Rate in effect
                              from time to time, plus .25% per year. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. The
                              Prime Rate shall be the rate announced from time to time by Bank as its "Prime Rate;" as a base rate upon which other rates charged by Bank are based, and it is not necessarily the best rate available at Bank. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate

MATURITY DATE (Section 4):    For working capital loans, December 17, 1999

OTHER LOCATIONS AND ADDRESSES
(Section 3.2):                ________________________________________________
                              ________________________________________________
                              ________________________________________________
                              ________________________________________________


BORROWER:                       BANK:

DIGITAL IMPACT, INC.            IMPERIAL BANK

By: /s/ WILLIAM C. PARK             By: /s/ ANURAG CHANDRA
    --------------------------      -------------------------
    President or Vice President      Assistant Vice President

By:
   ----------------------------

[IMPERIAL BANK LOGO]

RESOLUTION AUTHORIZING CREDIT

BORROWER: DIGITAL IMPACT, INC., A CORPORATION

ORGANIZED UNDER THE LAWS OF THE STATE OF CALIFORNIA

DATE: JUNE 12, 1998


     I, the undersigned, officer of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws, of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Imperial Bank ("Bank"), from time to time, such sum or sums of money as, in the judgment of the officer or officers authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, in the name of this corporation, to execute and deliver to Bank the loan agreements, security agreements, notes financing statements, and other documents and instruments providing for such loans and evidencing or securing such loans and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, as security for any and all indebtedness of this corporation to Bank, whether arising pursuant to this resolution or otherwise, to grant to but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods and other property of every kind, and to execute and deliver to Bank any and all pledge agreements mortgages, deeds of trust, financing statements, security agreements and other agreements, which said instruments and the note or notes and other instruments referred to in the proceeding paragraph may contain such provisions, covenants, recitals and agreements as Bank may require, and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that Bank may conclusively rely on a certified copy of these resolutions and a certificate of an officer of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Bank by this corporation by certified mail, return receipt requested.

The undersigned further hereby certified that the following persons are the fully elected and acting officers of the corporation named above as borrower and that the following are their actual signatures.

NAMES                       OFFICE(S)                ACTUAL SIGNATURES
-----                       ---------                -----------------

WILLIAM PARK                PRESIDENT/CHAIRMAN       WILLIAM PARK
--------------------------  ------------------------ --------------------------

--------------------------  ------------------------ --------------------------

--------------------------  ------------------------ --------------------------

IN WITNESS WHEREOF, I have hereunto set my hand as such corporate officer on the date set forth above.


                         X  /s/ GERARDO CAPIEL
                            ----------------------------------------------------
                            Its: Secretary

[IMPERIAL BANK LETTERHEAD]

IMPERIAL BANK
INTERNATIONAL DIVISION
275 BATTERY STREET
SUITE 1100
SAN FRANCISCO, CA 94111
Telex: 3730628 (IMPERIAL INW)

Tel: (415) 954-5042 FAX: (415) 394-8121

DATE: 12/31/98

DIGITAL IMPACT, INC.
1730 SOUTH AMPHLETT BLVD.
SAN MATEO, CA 94402
ATTN: JOAN CUMMINGS

DEAR CUSTOMER:

AT YOUR REQUEST, WE HEREBY ESTABLISH OUR STANDBY LETTER OF CREDIT NO. 0SF98000522, A COPY OF WHICH IS ATTACHED FOR YOUR INFORMATION. SHOULD YOU HAVE ANY QUESTIONS REGARDING THIS L/C, PLEASE CONTACT OUR INTERNATIONAL BANKING DIVISION AT 415-954-5078.

PLEASE REVIEW THE DETAILS OF THE LETTER OF CREDIT.

ANY INCONGRUITY MUST BE REPORTED AS SOON AS POSSIBLE OR THE TERMS AND CONDITIONS OF THE LETTER OF CREDIT SHALL BE DEEMED CONCLUSIVELY TO COMPLY WITH THE APPLICATION. THIS L/C IS SUBJECT TO THE U.C.P. 1993 ICC PUBLICATION NO. 500

THIS IS A COMPUTER GENERATED ADVICE WHICH DOES NOT REQUIRE AN AUTHORIZED SIGNATURE.

                           [IMPERIAL BANK LETTERHEAD]


INTERNATIONAL DIVISION, 275 BATTERY STREET, SUITE 1100, SAN FRANCISCO, CA 94111


IRREVOCABLE STANDBY LETTER OF CREDIT NO. OSF98000522 DATED DECEMBER 31, 1998

BENEFICIARY:                                      APPLICANT:
CASIOPEA VENTURE CORPORATION                      DIGITAL IMPACT INC.
C/O RIM PACIFIC MANAGEMENT                        1730 SOUTH AMPHLETT BLVD.
155 BOVET ROAD, SUITE 460                         SAN MATEO, CA 94402
SAN MATEO, CA 94402

EXPIRY DATE AND PLACE:                            AMOUNT:
JANUARY 15, 2002 AT OUR OFFICE                    $108,229.95 (ONE HUNDRED
275 BATTERY STREET, SUITE 1100                    EIGHT THOUSAND TWO
SAN FRANCISCO, CA 94111                           HUNDRED TWENTY NINE
                                                  AND 95/100 U.S. DOLLARS)

GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AVAILABLE BY PAYMENT OF YOUR DRAFT(S) DRAWN AT SIGHT ON IMPERIAL BANK, SAN FRANCISCO, CA. DRAFT(S) MUST BE MARKED AS DRAWN UNDER IMPERIAL BANK STANDBY LETTER OF CREDIT NO. 0SF98000522 AND ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

1.   THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENTS, IF ANY.

2. YOUR WRITTEN STATEMENT: (A) CERTIFYING THAT TENANT HAS FAILED TO PERFORM A PAYMENT OBLIGATION OR OTHER OBLIGATION UNDER THE TERMS OF ITS LEASE DATED NOVEMBER 30, 1998, FOR REFERENCE PURPOSES, AND COVERING THE PREMISES AT 177 BOVET ROAD, SUITE 300, SAN MATEO, CA ("THE LEASE"), AND THAT AS A RESULT OF SUCH FAILURE, YOU ARE ENTITLED TO DRAW AGAINST AND RECEIVED PROCEEDS UNDER THIS LETTER OF CREDIT IN THE AMOUNT OF $_______, OR (B) SPECIFYING EITHER
     (I) THAT YOUR DRAW IS BEING MADE AS DEFAULT RELATED DRAW PURSUANT TO SUBSECTION 6.1.2.2 OF THE LEASE, OR (II) THAT YOUR DRAW IS BEING MADE AS AN EXPIRATION RELATED DRAW PURSUANT TO SUBSECTION 6.1.2.4 OR SUBSECTION
     6.1.2.6 OF THE LEASE.

SPECIAL CONDITIONS:

1.   PARTIAL DRAWING ALLOWED.

2. YOU MAY TRANSFER THIS LETTER OF CREDIT TO YOUR TRANSFEREE(S), SUCCESSORS OR ASSIGNS UPON SATISFACTORY DELIVERY AND PRESENTATION TO THE ISSUING BANK OF
     (1) THE ORIGINAL STANDBY LETTER OF CREDIT AND AMENDMENTS, IF ANY, FOR PROPER ENDORSEMENT (2) A REQUEST FOR TRANSFER ON THE ISSUER'S USUAL TRANSFER FORM (3) VERIFICATION OF SIGNATURE AND AUTHORITY ON SUCH TRANSFER FORM SIGNING FOR THE BENEFICIARY (4) PAYMENT OF A TRANSFER FEE AND (5) ANY OTHER REASONABLE REQUIREMENTS RELATIVE TO THE UCP 500 AND U.S. GOVERNMENT REGULATIONS.

                           [IMPERIAL BANK LETTERHEAD]


INTERNATIONAL DIVISION, 275 BATTERY STREET, SUITE 1100, SAN FRANCISCO, CA 94111


IRREVOCABLE STANDBY LETTER OF CREDIT NO. OSF98000522 DATED DECEMBER 31, 1998 PAGE 2


ALL DOCUMENTS DRAWN UNDER THIS LETTER OF CREDIT ARE TO BE DISPATCHED IN ONE LOT BY COURIER TO IMPERIAL BANK, INTERNATIONAL BANKING DIVISION, 275 BATTERY STREET SUITE 1100, SAN FRANCISCO, CA 94111.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT THIS OFFICE ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS" (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 500).



/s/ [Signature Illegible]                             /s/ [Signature Illegible]
    ---------------------                                 ---------------------
    AUTHORIZED SIGNATURE                                  AUTHORIZED SIGNATURE